                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - -

                                    Form 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: April 30, 2003


                                 EPIXTAR CORP.
                     (FORMERLY GLOBAL ASSET HOLDINGS, INC.)

               (Exact name of Registrant as specified in charter)
              - - - - - - - - - - - - - - - - - - - - - - - - - -


Florida                            011-15499                  55-0722193
- - - - - - - - - - -      - - - - - - - - - - - - -     - - - - - - - - - - -
(State or Other              (Commission File No.)       (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


             11900 Biscayne Blvd., Suite 262, Miami, Florida 33181
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                   (Address of principal executive officers)

                                  305-503-8600
                             - - - - - - - - - - -
                                  (Telephone)

ITEM 5   Financial Statements and Exhibits


   (c)   Item 10.5 .1    Press Release Dated April 30, 2003


ITEM 9   This information required under Item 12 is being provided under Item 9.

         Results of Operations and Financial Condition

   On April 30 2003 the Company issued a press release disclosing first quarter results and addition information relating to the results for that quarter





                                   SIGNATURE

         Pursuant to the requirements of the Signature and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 2, 2003

                                                      EPIXTAR CORP.
                                             (Global Asset Holdings, Inc.)
                                                      (Registrant)

                                                      s\Martin Miller
                                             -----------------------------------
                                             Martin Miller, Chairman of the
                                             Board of Directors